Exhibit 99.1
NETEZZA ANNOUNCES SECOND QUARTER FISCAL 2010 FINANCIAL RESULTS
Marlborough, MA — August 27, 2009 — Netezza Corporation (NYSE: NZ), the global leader in data warehouse and analytic appliances, today reported its financial results for the second fiscal quarter ended July 31, 2009.
“Our second quarter was an extremely significant quarter for Netezza,” said Jim Baum, Netezza’s President and Chief Executive Officer. “Not only did we deliver respectable results despite continued economic malaise, we released what we believe will prove to be our most significant product since we first defined the data warehouse appliance in 2003. Our new TwinFin™ appliance, which we released late in the quarter, is extremely well positioned in our market and creates a platform for continued rapid innovation.”
Total revenue for the second quarter of fiscal 2010 (fiscal year ending January 31, 2010) was $43.9 million, compared to $47.0 million for the second quarter of fiscal 2009. Total revenue for the six months ended July 31, 2009 was $89.3 million, compared to $86.6 million for the same period one year ago.
GAAP net income for the second quarter of fiscal 2010 was $0.7 million, or $0.01 per diluted share, compared to GAAP net income of $3.1 million, or $0.05 per diluted share, for the second quarter of fiscal 2009. GAAP net income for the six months ended July 31, 2009 was $0.5 million, or $0.01 per diluted share, compared to GAAP net income of $5.3 million, or $0.08 per diluted share, for the same period one year ago.
Non-GAAP net income for the second quarter of fiscal 2010 was $2.3 million, or $0.04 per diluted share, compared to non-GAAP net income of $5.2 million, or $0.08 per diluted share, for the second quarter of fiscal 2009. Non-GAAP net income for the six months ended July 31, 2009 was $3.8 million, or $0.06 per diluted share, compared to non-GAAP net income of $9.0 million, or $0.13 per diluted share, for the same period one year ago.
Non-GAAP net income and non-GAAP diluted net income per share exclude non-cash stock-based compensation, amortization of acquired intangible assets, gain on bargain purchase and the related income tax effect of excluding these expenses. A reconciliation of GAAP to non-GAAP results has been provided in the financial statements included in this press release. An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”
Financial Commentary
“From a macro perspective, our second quarter performance was reasonable given the economic uncertainties,” said Patrick Scannell, Netezza’s Senior Vice President and Chief Financial Officer. “Our visibility is improving and we will continue to invest in research and development and in our go to market initiatives to take advantage of the opportunities that are in front of us.”

Conference Call Information
Date: August 27, 2009
Time: 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)
Toll-free North America: +1-800-901-5248
International dial-in number: +1-617-786-4512
Passcode: 42737331
A telephonic replay of the conference call will also be available two hours after the call and will run for two weeks. The replay can be accessed by dialing +1-888-286-8010 for participants in the United States and by dialing +1-617-801-6888 for participants outside the United States. The passcode for the replay is 65003200.
The webcast will be accessible from the “Investor Relations” section of Netezza’s Web site (http://www.netezza.com). The webcast will be archived on Netezza’s Web site for a period of one year.
About Netezza Corporation (NYSE: NZ)
Netezza Corporation is the global leader in data warehouse and analytic appliances that dramatically simplify high-performance analytics across an extended enterprise. Netezza’s technology enables organizations to process enormous amounts of captured data at exceptional speed, providing a significant competitive and operational advantage in today’s data-intensive industries, including digital media, energy, financial services, government, health and life sciences, retail and telecommunications. Netezza is headquartered in Marlborough, Massachusetts and has offices in Northern Virginia, Canada, the United Kingdom, Germany, France, Japan, Korea, Australia and Singapore. For more information about Netezza, please visit www.netezza.com.
Forward Looking Statements
The statements set forth above include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to Netezza’s future financial performance and Netezza’s business prospects. These statements involve risk and uncertainties, including: market demand for our products; our limited operating history and history of losses; quarterly fluctuation of our business; our ability to attract and retain key personnel; our ability to develop and introduce new products and manage product transitions; competition in the data warehouse market; our dependence on certain key customers; our ability to protect our patents and intellectual property; our ability to defend against third party infringement claims, other litigation and contingent liabilities; and risks relating to operating internationally. For a further list and description of risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements in this release, we refer you to the “Risk Factors” section of Netezza’s Annual Report on Form 10-K for the year ended January 31, 2009 which is on file with the SEC and available in the investor relations section of Netezza’s Web site at http://www.netezza.com and on the SEC Web site at http://www.sec.gov. In addition, any forward-looking statements included in this press release represent our views as of August 27, 2009. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to August 27, 2009.
Use of Non-GAAP Financial Measures
To supplement Netezza’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Netezza is presenting certain non-GAAP measures of financial performance. Netezza believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Netezza’s performance by excluding certain non-cash items that may not be indicative of Netezza’s core business or future outlook. The presentation of these non-GAAP measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Netezza’s results of operations as determined in accordance with GAAP.
The non-GAAP financial measures presented by Netezza exclude non-cash stock-based compensation, amortization of acquired intangible assets, gain on bargain purchase and the related income tax effect of excluding these expenses. Because of the varying valuation methodologies and assumptions that companies use under FAS123(R), Netezza’s management believes that excluding non-cash stock-based compensation allows investors to analyze Netezza’s recurring business over multiple periods and provide more meaningful comparisons with other companies. Because the amount of amortization of acquired intangible assets varies in amount and frequency and is significantly affected by the timing and size of our acquisitions, Netezza’s management believes that excluding amortization of acquired intangible assets allows investors to analyze Netezza’s recurring business over multiple periods. The gain on bargain purchase in the three months ended July 31, 2009 resulted from the value of identifiable net assets acquired exceeding the value of the purchase price for Netezza’s acquisition of Tizor Systems, Inc. Since Netezza had no gain on bargain purchase in any prior periods and due to the one-time nature of this charge, Netezza is presenting its operating results without this gain to allow for a more meaningful comparison of current periods to prior year periods. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the financial statements included in this press release.
# # #
Netezza®, TwinFin™ and the Netezza logo are either registered trademarks or trademarks of Netezza Corporation.
Other names may be trademarks of their respective owners.

Netezza Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	July 31,	January 31,
	2009	2009
Assets

Current assets
Cash and cash equivalents	$109,697	$111,635
Accounts receivable	31,450	34,457
Inventory	17,477	18,409
Deferred tax assets, net	12,752	12,723
Restricted cash	160	379
Prepaid expenses and other current assets	3,185	3,160

Total current assets	174,721	180,763

Property and equipment, net	9,538	9,586
Deferred tax assets, net	10,222	9,415
Goodwill	2,000	2,000
Intangible assets, net	4,595	2,935
Long-term marketable securities	49,004	49,222
Restricted cash	639	739
Other long-term assets	3,621	4,199

Total assets	$254,340	$258,859

Liabilities and stockholders’ equity

Current liabilities
Accounts payable	$6,470	$8,424
Accrued expenses	6,193	6,301
Accrued compensation and benefits	5,581	6,352
Current portion of deferred revenue	40,774	46,356

Total current liabilities	59,018	67,433

Long-term deferred revenue	8,485	11,979
Other long-term liabilities	2,825	2,825

Total liabilities	70,328	82,237

Stockholders’ equity	184,012	176,622

Total liabilities and stockholders’ equity	$254,340	$258,859

Netezza Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the six months ended
	July 31,		July 31,
	2009	2008	2009	2008

Revenue
Product	$29,969	$35,134	$62,671	$66,460
Services	13,965	11,901	26,630	20,151

Total revenue	43,934	47,035	89,301	86,611

Cost of revenue
Product	11,123	14,005	23,467	26,599
Services	3,420	2,888	6,895	4,992

Total cost of revenue	14,543	16,893	30,362	31,591

Gross margin	29,391	30,142	58,939	55,020

Operating expenses
Sales and marketing	15,729	15,292	30,405	28,622
Research and development	9,297	8,014	20,917	15,262
General and administrative	3,974	3,669	7,950	6,782

Total operating expenses	29,000	26,975	59,272	50,666

Operating income (loss)	391	3,167	(333)	4,354

Interest income	197	1,036	507	2,779
Interest expense	25	—	50	—
Other income (expense), net	247	(86)	378	(219)

Income before income tax expense	810	4,117	502	6,914

Income tax expense	80	976	9	1,641

Net income	$730	$3,141	$493	$5,273

Net income per common share:
Basic	$0.01	$0.05	$0.01	$0.09
Diluted	$0.01	$0.05	$0.01	$0.08

Shares used in per common share calculations:
Basic	60,232	58,720	60,104	58,350
Diluted	62,847	66,569	62,675	66,936

Netezza Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the six months ended
	July 31,		July 31,
	2009	2008	2009	2008

Non-GAAP financial measures and reconciliation:

GAAP cost of product revenue	$11,123	$14,005	$23,467	$26,599
Non-cash stock-based compensation (1)	11	43	22	86
Amortization of acquired intangible assets (2)	97	4	166	4

Non-GAAP cost of product revenue	$11,015	$13,958	$23,279	$26,509

GAAP cost of service revenue	$3,420	$2,888	$6,895	$4,992
Non-cash stock-based compensation (1)	98	66	195	111
Amortization of acquired intangible assets (2)	88	79	170	79

Non-GAAP cost of service revenue	$3,234	$2,743	$6,530	$4,802

GAAP gross margin	$29,391	$30,142	$58,939	$55,020
Non-cash stock-based compensation (1)	109	109	217	197
Amortization of acquired intangible assets (2)	185	83	336	83

Non-GAAP gross margin	$29,685	$30,334	$59,492	$55,300

GAAP sales and marketing expenses	$15,729	$15,292	$30,405	$28,622
Non-cash stock-based compensation (1)	816	601	1,566	1,172
Amortization of acquired intangible assets (2)	72	9	140	9

Non-GAAP sales and marketing expenses	$14,841	$14,682	$28,699	$27,441

GAAP research and development expenses	$9,297	$8,014	$20,917	$15,262
Non-cash stock-based compensation (1)	683	559	1,317	1,000
Amortization of acquired intangible assets (2)	10	45	20	45

Non-GAAP research and development expenses	$8,604	$7,410	$19,580	$14,217

GAAP general and administrative expenses	$3,974	$3,669	$7,950	$6,782
Non-cash stock-based compensation (1)	839	673	1,582	1,233
Amortization of acquired intangible assets (2)	2	12	4	12

Non-GAAP general and administrative expenses	$3,133	$2,984	$6,364	$5,537

GAAP operating expenses	$29,000	$26,975	$59,272	$50,666
Non-cash stock-based compensation (1)	2,338	1,833	4,465	3,405
Amortization of acquired intangible assets (2)	84	66	164	66

Non-GAAP operating expenses	$26,578	$25,076	$54,643	$47,195

GAAP operating income (loss)	$391	$3,167	$(333)	$4,354
Non-cash stock-based compensation (1)	2,447	1,942	4,682	3,602
Amortization of acquired intangible assets (2)	269	149	500	149

Non-GAAP operating income	$3,107	$5,258	$4,849	$8,105

GAAP other income (expense), net	$247	$(86)	$378	$(219)
Gain on bargain purchase (4)	(365)	—	(365)	—

Non-GAAP other income (expense), net	$(118)	$(86)	$13	$(219)

GAAP income tax expense	$80	$976	$9	$1,641
Income tax effect (3)	803	—	1,465	—

Non-GAAP income tax expense	$883	$976	$1,474	$1,641

GAAP net income	$730	$3,141	$493	$5,273
Non-cash stock-based compensation (1)	2,447	1,942	4,682	3,602
Amortization of acquired intangible assets (2)	269	149	500	149
Income tax effect (3)	(803)	—	(1,465)	—
Gain on bargain purchase (4)	(365)	—	(365)	—

Non-GAAP net income	$2,278	$5,232	$3,845	$9,024

	For the three months ended		For the six months ended
	July 31,		July 31,
	2009	2008	2009	2008

GAAP net income per common share — basic	$0.01	$0.05	$0.01	$0.09
Non-cash stock-based compensation (1)	0.05	0.04	0.07	0.06
Amortization of acquired intangible assets (2)	0.00	0.00	0.01	0.00
Income tax effect (3)	(0.01)	—	(0.02)	—
Gain on bargain purchase (4)	(0.01)	—	(0.01)	—

Non-GAAP net income per common share — basic	$0.04	$0.09	$0.06	$0.15

GAAP net income per common share — diluted	$0.01	$0.05	$0.01	$0.08
Non-cash stock-based compensation (1)	0.05	0.03	0.07	0.05
Amortization of acquired intangible assets (2)	0.00	0.00	0.01	0.00
Income tax effect (3)	(0.01)	—	(0.02)	—
Gain on bargain purchase (4)	(0.01)	—	(0.01)	—

Non-GAAP net income per common share — diluted	$0.04	$0.08	$0.06	$0.13

Shares used in per common share calculations:
Basic	60,232	58,720	60,104	58,350
Diluted	62,847	66,569	62,675	66,936

Footnotes — Adjustments

(1)	Represents non-cash compensation charges associated with stock options granted and accounted for in accordance with the fair market provisions of Statement of Financial Accounting Standards No. 123(R) as follows:

	For the three months ended		For the six months ended
	July 31,		July 31,
	2009	2008	2009	2008

Cost of product revenue	$11	$43	$22	$86
Cost of services revenue	98	66	195	111
Sales and marketing	816	601	1,566	1,172
Research and development	683	559	1,317	1,000
General and administrative	839	673	1,582	1,233

Total non-cash stock-based compensation expense	$2,447	$1,942	$4,682	$3,602

(2)	Represents amortization of acquired intangible assets:

	For the three months ended		For the six months ended
	July 31,		July 31,
	2009	2008	2009	2008

Cost of product revenue	$97	$4	$166	$4
Cost of services revenue	88	79	170	79
Sales and marketing	72	9	140	9
Research and development	10	45	20	45
General and administrative	2	12	4	12

Total amortization expense	$269	$149	$500	$149

(3)	Income tax effect of excluding stock-based compensation, amortization of acquired intangible assets and gain on bargain purchase. There was no adjustment for the comparable period in FY2009.

(4)	Represents gain on bargain purchase resulting from the value of identifiable net assets acquired exceeding the value of the purchase price for Netezza’s acquisition of Tizor Systems, Inc.

Contact
Netezza Corporation
  Investor Contact:
    Patrick J. Scannell, Jr., +1 508-382-8200
    Senior Vice President & Chief Financial Officer
    ir@netezza.com
  or
  Media Contact:
    Glen Zimmerman +1 508-382-8267
    Director, Public Relations
    gzimmerman@netezza.com